PUT/CALL AGREEMENT

     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Galapaco Holdings, Ltd. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period or, if earlier, the date on which any Shares are sold by the Holder pursuant to a registration statement declared effective by the Securities and Exchange Commission.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

     (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    GALAPACO HOLDINGS, LTD.



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Name:
                                    Title:

Shares of Class A Common Stock of the Company 107,181

                             PUT NOTICE OF ELECTION



The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000.



                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.



Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT

     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Matterhorn, Ltd. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    MATTERHORN, LTD



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Name:
                                    Title:

Shares of Class A Common Stock of the Company 70,452

                             PUT NOTICE OF ELECTION

The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.

                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.



Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT


     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Correllus International, Ltd. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    CORRELLUS INTERNATIONAL, LTD.



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Name:
                                    Title:

Shares of Class A Common Stock of the Company 50,940

                             PUT NOTICE OF ELECTION


The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.

                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.


Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT


     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Sui Wa Chau ("Holder").

                              W I T N E S S E T H:


     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                     HOLDER:



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Sui Wa Chau


Shares of Class A Common Stock of the Company 8,109

                             PUT NOTICE OF ELECTION

The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.


                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.



Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT


     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Peter Che Nan Chen ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    HOLDER:



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Peter Che Nan Chen


Shares of Class A Common Stock of the Company 13,544

                             PUT NOTICE OF ELECTION


The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.


                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.


Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT

     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Keyway Holdings Co. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    KEYWAY HOLDINGS CO.



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Name:
                                    Title:

Shares of Class A Common Stock of the Company 13,374

                             PUT NOTICE OF ELECTION


The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.


                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.



Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title:

                               PUT/CALL AGREEMENT

     THIS PUT/CALL AGREEMENT is made this _____ day of July, 1999 by and between Interactive Flight Technologies, Inc., a Delaware corporation (the "Company") and Lufeng Investments, Ltd. ("Holder").

                              W I T N E S S E T H:

     WHEREAS, Holder is the owner of the number of shares of the Class A Common Stock of the Company (the "Shares") set forth on the signature page of this Agreement;

     WHEREAS, Company desires to grant to Holder the option to put the Shares to the Company at a price of $3.50 per Share at any time in the ten day period ending January 10, 2000; and

     WHEREAS, Holder desires to grant to Company the option to call the Shares at a price of $4.50 per Share at any time in the ten day period ending January 10, 2000.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

     1. Put/Call Options.

          (a) The Company hereby grants to Holder the right and option to require Company to purchase any or all of the Shares on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Put Option").

          (b) Holder hereby grants to Company the right and option to purchase all or any of the Shares held by Holder, on the terms and subject to the conditions hereinafter set forth in this Agreement (the "Call Option").

     2. Price.

          (a) The purchase price to be paid, if the Put Option is exercised, shall be Three Dollars and Fifty Cents ($3.50) per Share (the "Put Option Price"), which shall be paid at the Closing (as hereinafter defined) in the manner provided in this Agreement.

          (b) The purchase price to be paid, if the Call Option is exercised, shall be Four Dollars and Fifty Cents ($4.50) per Share (the "Call Option Price"), which shall be paid at the Closing in the manner provided in this Agreement.

     3. Exercise of Put Option. The following provisions shall apply to exercise of the Put Option:

          (a) Holder shall exercise the Put Option by sending a notice of election (the "Put Notice of Election") to the Company in the form attached hereto and incorporated herein by reference. The Put Notice of Election shall be in writing, shall be sent to the Company at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Put Option may be exercised as to some or all of the Shares.

          (c) The Put Option may be exercised only during the period between 12:01 a.m. E.S.T. January 1, 2000 and 5:00 p.m. E.S.T. January 10, 2000
     (the "Effective Period"). The date and time of the exercise of the Put Option shall be that date and time when the Put Notice of Election is actually received by the Company.

          (d) Payment for Shares shall be made by certified check payable to the order of Holder, or at the option of Holder, by wire transfer of immediately available funds to the bank account set forth on the Put Notice of Election.

     4. Exercise of Call Option. The following provisions shall apply to exercise of the Call Option:

          (a) The Company shall exercise the Call Option by sending a notice of election (the "Call Notice of Election") to the Holder in the form attached hereto and incorporated herein by reference. The Call Notice of Election shall be in writing, shall be sent to the Holder at the address and in the manner set forth in subparagraph 10(c) hereof (or to such other address as shall then be applicable if such address has been changed in the manner set forth in such subparagraph), and shall contain the information about the Closing set forth in subparagraph 9(a) hereof.

          (b) If exercised, the Call Option may be exercised as to some or all of the Shares.

          (c) The Call Option may be exercised only during the Effective Period. The date and time of the exercise of the Call Option shall be that date and time when the Call Notice of Election is actually received by the Holder.

          (d) Payment for Shares shall be made by certified or bank cashier's check payable to the order of Holder.

          (e) In the event that Holder exercises the Put Option and the Company exercises the Call Option, then the Call Option exercise shall be void ab initio and Closing shall be held pursuant to the Put Option.

     5. Term. Except for any obligations arising under this Agreement as a result of the proper exercise of the Call Option or the Put Option (which obligations shall survive termination of this Agreement), this Agreement shall terminate at the end of the Effective Period.

     6. Change or Exchange of Capital Stock.

          (a) In the event that the outstanding shares of Class A Common Stock of the Company shall be changed into or exchanged for a different number or kind of shares of capital stock of the Company or shall be changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another company (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, or otherwise), then there shall be substituted for each remaining Share not acquired by exercise of either the Put Option or the Call Option prior to the record date for such merger, consolidation, recapitalization, reclassification, split-up, or otherwise, the number and kind of shares of capital stock or other securities into which each outstanding share of Class A Common Stock of the Company shall be so changed or for which each such share of capital stock shall be so exchanged. In the event that there shall be any such change or exchange, then (i) Holder shall be entitled to sell to the Company pursuant to the Put Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Put Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement; and (ii) the Company shall be entitled to purchase from the Holder pursuant to the Call Option all of such capital stock and other securities into which each Share shall have been changed or for which it shall have been exchanged for the Call Option Price which would have been required to be paid for such Share assuming there had been no such change or exchange, and otherwise in accordance with the terms of this Agreement.

          (b) In the event that the outstanding Shares shall be subdivided into a greater or combined into a lesser number of such shares, whether by stock dividend, stock split or combination of shares, the Put Option Price and the Call Option Price shall be proportionately decreased or increased, as the case may be, and the number of remaining Shares (those not acquired by exercise of either the Put or Call Option prior to the record date of such stock dividend, stock split, or combination of shares) subject to the Put or Call Option shall be proportionately increased or decreased as the case may be, so as appropriately to reflect such subdivision or combination, effective immediately upon the effectiveness of such subdivision or combination.

          (c) No such adjustment shall be made, however, by reason of the issuance of shares of common stock of the Company for cash, property, or services; by way of stock options, stock warrants, subscription rights; or otherwise.

     7. Representations and Warranties of Company. The Company hereby represents and warrants that this Agreement constitutes the valid and binding obligation of the Company, and is enforceable against it in accordance with its terms, except to the extent that the enforcement thereof is limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws or orders affecting the enforcement of creditors' rights generally, or by equitable principles.

     8. Transfers. The Put Option is not transferable by Holder (otherwise than (if Holder is an individual) by will or pursuant to the laws of descent and distribution in the event of Holder`s death, in which event the Put Option may be exercised by the heirs or legal representatives of Holder). Any attempt at assignment, transfer, pledge or disposition of the Put Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Put Option shall be null and void and without force or effect. Any exercise of the Put Option by a person other than Holder shall be accompanied by appropriate proofs, satisfactory in form and substance to the Company, of the right of each person to exercise the Put Option.

     9. Closing.

          (a) The Closing shall be held at a date and time to be selected by Holder or by the Company in the Put Notice of Election or Call Notice of Election, respectively; provided, however, that the date specified in the Put Notice of Election or Call Notice of Election shall not be less than fourteen (14) nor more than sixty (60) days after the date of such Put Notice of Election or Call Notice of Election, as the case may be.

          (b) Closing shall be held at the chief executive offices of the Company, or such other place as shall be agreed upon by the parties.

          (c) At Closing, the Company shall deliver or cause to be delivered to Holder the Put Option Price per Share or Call Option Price per Share, as applicable, for all of the Shares to be purchased by Company pursuant to the Put Notice of Election or Call Notice of Election and Holder shall deliver to the Company all of the Shares (or other securities) being purchased duly endorsed for transfer or with an executed stock power attached, in either such case with signature guaranteed by a member of the Stock Transfer Agents' Medallion Program.

     10. Miscellaneous.

          (a) Indulgences, Etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

          (b) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding any conflict-of-laws doctrines of such jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

          (c) Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(i)      If to Holder:

                  c/o Sovereign Capital Advisors, LLC
                  Tower Place - Suite 1965
                  3340 Peachtree Road, NE
                  Atlanta, GA 30328

(ii)     If to Company:

                  Interactive Flight Technologies, Inc.
                  4041 North Central Avenue
                  B-200
                  Phoenix, AZ  85014
                  Attn:  Mr. Morris C. Aaron

     with a copy, given in the manner prescribed above, to:

                  Mesirov Gelman Jaffe Cramer & Jamieson, LLP
                  1735 Market Street, 38th Floor
                  Philadelphia, PA 19103
                  Attn:  Steven B. King, Esquire

In addition, notice by mail shall be by air mail if posted outside of the continental United States. Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subparagraph (c) for the giving of notice.

          (d) Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that neither party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other party hereto.

          (e) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

          (f) Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

          (g) Paragraph Headings. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

          (h) Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

          (i) Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and Holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or Holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or Holiday. For purposes of this subparagraph (i), the term "Holiday" shall mean a day, other than a Saturday or Sunday, on which national banks with branches in the Commonwealth of Pennsylvania are or may elect to be closed.

          (j) Currency. All monetary amounts referred to in this Agreement shall be and be deemed to be references to lawful currency of the United States of America.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.


ATTEST:                             INTERACTIVE FLIGHT TECHNOLOGIES, INC.



-------------------------------     -----------------------------
Secretary                           Name:
[Corporate Seal]                    Title:




                                    LUFENG INVESTMENTS, LTD.



-------------------------------     -----------------------------
[Corporate Seal] (if applicable)    Name:
                                    Title:

Shares of Class A Common Stock of the Company 9,010

                             PUT NOTICE OF ELECTION

The undersigned and Interactive Flight Technologies, Inc. (the "Company") are parties to that certain Put/Call Agreement dated __________ __, 1999. Pursuant to the terms thereof, the undersigned hereby exercises his, her or its option to require the Company to purchase the number of shares of the Class A common stock of the Company, (the "Shares") set forth below. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m. local time, on __________ ___, 2000. The undersigned elects to have the purchase price paid by wire transfer of immediately available funds to the following bank account:

                  Bank Name: ___________________________
                  Branch (if applicable): ___________________
                  Bank Location: _________________________
                  Bank Routing Number:  __________________
                  For Credit to Account No. ________________
                  Name of Account: _______________________

(If the foregoing bank information is not included in this Notice of Election, the undersigned agrees to accept payment by delivery of a certified or bank cashier's check payable to the order of the undersigned.)

The undersigned represents and acknowledges that (i) the undersigned knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Company which the undersigned deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) he, she, or it has been supplied with copies of the Company's latest Annual Report on Form 10-K (or 10-KSB, as the case may be), the Company's latest quarterly report on Form 10-Q (or 10-QSB, as the case may be), Company's latest proxy statement, and Company's latest Annual Report to Stockholders.




Date:
     ---------------------------    ----------------------------------
                                    Name:
                                    Address:


Number of Shares:
                 -----------------------------

                             CALL NOTICE OF ELECTION

Interactive Flight Technologies, Inc. (the "Company") and _________________ ("Holder") are parties to that certain Put/Call Agreement dated ___________ __, 1999. Pursuant to the terms thereof, the Company hereby exercises its option to purchase ____________ shares of the Class A common stock of the Company (the "Shares") owned by Holder. Closing hereunder shall be held at the chief executive offices of the Company at _____ _.m.
local time, on __________ ___, 2000.

                                    INTERACTIVE FLIGHT TECHNOLOGIES, INC.

Date:                               BY:
     ---------------------------        -----------------------------------
                                        Name:
                                        Title: